Pension Benefits - Summary of amounts included in the consolidated statements of financial position in respect of the Company's net obligation (Detail) - Pension defined benefit plans [member] - CAD ($)
$ in Millions
	Mar. 31, 2024	Mar. 31, 2023	Mar. 31, 2022
Disclosure of defined benefit plans [line items]
Present value of defined benefit obligation	$ 1,302.9	$ 1,264.9	$ 1,343.6
Fair value of plan assets	1,064.8	1,080.9	$ 1,225.5
Net accrued pension liability	$ 238.0	$ 184.0